UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d)    On August 10, 2006, the Board of Directors of Document Security Systems, Inc. (the Company) elected Peter H. Ettinger to the Board. Mr. Ettinger was appointed President of the Company in June of this year.

There were no arrangements or understandings between Mr. Ettinger and any other person pursuant to which Mr. Ettinger was appointed to the Board. Mr. Ettinger will not be a member of any committees of the Board. Other than his Employment Agreement (attached as Exhibit 10.01 to the Company’s Form 8-K filed on June 30, 2006) there are no related transactions between Mr. Ettinger and the Company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2006
DOCUMENT SECURITY SYSTEMS, INC.

	By:	/s/ Patrick A. White
Name: Patrick A. White
Title: Chief Executive Officer

3